                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        CDC NVEST CASH MANAGEMENT TRUST
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               (Name of Registrant as Specified In Its Charter)

                      Metropolitan Life Insurance Company
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                   [NEF LOGO]
                           NEW ENGLAND FINANCIAL(TM)
                              A MetLife Affiliate

August 8, 2001

TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the CDC Nvest Cash Management Trust -- Money Market Series (the "Fund", formerly the Nvest Money Market Series) of the CDC Nvest Cash Management Trust (formerly, the Nvest Cash Management Trust) will be held on September 28, 2001. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. The record date is July 31, 2001. All Contract Owners with an investment in the Fund as of that date will receive the enclosed Proxy Statement.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Funds deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.




                                     [LOGO]
                              501 BOYLSTON STREET
                             BOSTON, MA 02116-3700
                                 T 617-578-2000

                 New England Life Insurance Company, Boston, MA
--------------------------------------------------------------------------------
PWVA-MM-I

       [THE NEW ENGLAND FINANCIAL MET LIFE AFFILIATES LOGO APPEARS HERE]

August 8, 2001

TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the CDC Nvest Cash Management Trust --
 Money Market Series (the "Fund", formerly the Nvest Money Market Series) of the CDC Nvest Cash Management Trust (formerly, the Nvest Cash Management Trust) will be held on September 28, 2001. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, plan participants (i.e. annuitants) may have the right to instruct Contract Owners as to how all or a portion of the votes attributable to a Contract are to be cast, and Contract Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Fund deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as Instruction Forms with the names of the annuitants who may be entitled to instruct the Contract Owner.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each annuitant entitled to give voting instructions. One Instruction Form is enclosed for each annuitant who has a right to instruct the Contract Owner as to how votes are to be cast.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contract Owner. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contract, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Melissa Colombo, Product Manager, New England Life Insurance Company at (617) 578-3499.

                                     [LOGO]
                              501 BOYLSTON STREET
                             BOSTON, MA 02116-3700
                                 T 617-578-2000

                 New England Life Insurance Company, Boston, MA
--------------------------------------------------------------------------------
PWVA-MM-T

                   EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

           PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY


                 Please detach at perforation before mailing.





INSTRUCTION FORM                                                INSTRUCTION FORM
          THIS PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED
       ON BEHALF OF THE TRUSTEES OF THE CDC NVEST CASH MANAGEMENT TRUST

The undersigned hereby instructs that all the shares of the CDC Nvest Cash Management Trust - Money Market Series deemed attributable to the undersigned's contract with the issuing insurance company be voted at the Special Meeting of Shareholders of the Fund on September 28, 2001 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and all adjournments thereof, on each proposal described in said notice, as set forth on the reverse side, and on any other business that may properly come before the Meeting.

IF THIS FORM IS SIGNED AND RETURNED WITH NO CHOICE INDICATED AS TO ANY PROPOSAL ON WHICH THE SHARES REPRESENTED BY THE UNDERSIGNED'S CONTRACT ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR SUCH PROPOSAL.

Note: Please sign exactly as your name or names appear on this Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership forms should be signed by an authorized person indicating the person's title.

-------------------------------------------------------------------------------
Signature

-------------------------------------------------------------------------------
Signature of joint owner, if any

-------------------------------------------------------------------------------
Date                                                CNE_11860_A


    PLEASE VOTE, SIGN AND DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                   EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

           PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY




                 Please detach at perforation before mailing.





In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

                                                                                      FOR        AGAINST          ABSTAIN
1. Approval of a new advisory agreement among CDC Nvest Cash Management Trust         [_]          [_]             [_]   1.
   (the "Trust"), on behalf of the CDC Nvest Cash Management Trust - Money Market
   Series  (the "Fund"), and CDC IXIS Asset Management Advisers, L.P.


2. Approval of a new sub-advisory agreement among the Trust on behalf of the          [_]          [_]             [_]   2.
   Fund, CDC IXIS Asset Management Advisers, L.P. and Reich & Tang Asset Management
   LLC.

3. Proposal to amend, reclassify, or eliminate the Fund's fundamental policies as described in the proxy statement:
        a.      Relating to diversification.                                          [_]          [_]             [_]   3a.
        b.      Relating to industry concentration.                                   [_]          [_]             [_]   3b.
        c.      Relating to short sales and margin purchases.                         [_]          [_]             [_]   3c.
        d.      Regarding borrowing.                                                  [_]          [_]             [_]   3d.
        e.      Regarding loans.                                                      [_]          [_]             [_]   3e.
        f.      Prohibiting purchases and sales of real estate.                       [_]          [_]             [_]   3f.
        g.      Prohibiting purchases and sales of commodities.                       [_]          [_]             [_]   3g.
        h.      Regarding the purchasing and writing of options or warrants.          [_]          [_]             [_]   3h.
        i.      Regarding investments in illiquid securities.                         [_]          [_]             [_]   3i.
        j.      Regarding pledging.                                                   [_]          [_]             [_]   3j.
        k.      Concerning unseasoned businesses.                                     [_]          [_]             [_]   3k.
        l.      Prohibiting purchases of securities if held by the Trust's or         [_]          [_]             [_]   3l.
                Investment Adviser's trustees/directors and officers.
        m.      Relating to exercising control or management.                         [_]          [_]             [_]   3m.
        n.      Relating to joint trading accounts.                                   [_]          [_]             [_]   3n.
        o.      Relating to investing in other investment companies.                  [_]          [_]             [_]   3o.